EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
MAY 2018 MONTHLY DIVIDEND AND
APRIL 30, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	May 2018 Monthly Dividend of $0.09 Per Share
•	RMBS Portfolio Characteristics as of April 30, 2018
•	Next Dividend Announcement Expected June 19, 2018

Vero Beach, Fla., May 16, 2018 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors (the "Board") declared a monthly cash dividend for the month of May 2018. The dividend of $0.09 per share will be paid June 8, 2018 to holders of record on May 31, 2018, with an ex-dividend date of May 30, 2018. The Company plans on announcing its next dividend after its Board meeting on June 19, 2018.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of May 16, 2018, the Company had 52,160,408 shares outstanding. At March 31, 2018, the Company had 53,072,169 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of April 30, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herin is an intra-quarter update created by the Company based on information that the Company believes in accurate.

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 Whole Pool Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2017.

MBS Valuation Characteristics
Asset Category	Current Face	Fair Value	Percentage of Portfolio	Current Price	Weighted Average Coupon	Weighted Average Maturity	Realized 1-Month CPR April 2018 (Reported in May)	Realized 3-Month CPR February - April 2018 CPR
Hybrid/ARM
<3yr reset	$1,638	$1,728	0.05%	105.52	3.95%	202	0.01%	0.01%
3yr-5yr reset	18,211	18,125	0.49%	99.53	2.71%	294	34.15%	20.56%
5yr-7yr reset	8,292	8,103	0.22%	97.72	2.33%	303	0.86%	0.80%
Total Hybrid/ARM	28,141	27,956	0.76%	99.35	2.68%	291	22.35%	13.54%
Fixed Rate RMBS
Fixed Rate CMO	150,000	155,693	4.21%	103.80	4.50%	291	3.61%	n/a
Fixed Rate CMO Total	150,000	155,693	4.21%	103.80	4.50%	291	3.61%	n/a
Fixed Rate 15yr 3.5	3,316	3,366	0.09%	101.52	3.50%	126	44.63%	18.05%
Fixed Rate 15yr 4.0	336,428	348,453	9.42%	103.57	4.00%	180	4.83%	n/a
Fixed Rate 15yr Total	339,744	351,819	9.51%	103.55	3.99%	179	5.35%	18.05%
Fixed Rate 20yr 4.0	386,028	397,881	10.76%	103.07	4.00%	234	7.26%	5.30%
Fixed Rate 20yr Total	386,028	397,881	10.76%	103.07	4.00%	234	7.26%	5.30%
Fixed Rate 30yr 4.0	772,115	791,006	21.38%	102.45	4.00%	234	5.12%	4.28%
Fixed Rate 30yr 4.5	1,717,557	1,805,700	48.81%	105.13	4.50%	350	10.35%	9.15%
Fixed Rate 30yr 5.0	20,810	22,346	0.60%	107.38	5.00%	348	23.50%	11.71%
Fixed Rate 30yr Total	2,510,482	2,619,052	70.80%	104.32	4.35%	350	8.85%	7.68%
Total Fixed Rate RMBS	3,386,254	3,524,445	95.28%	104.08	4.28%	317	8.23%	7.37%
Structured RMBS
Interest-Only Securities	777,038	119,783	3.24%	15.42	3.83%	282	11.50%	12.03%
Inverse Interest-Only Securities	253,105	26,944	0.73%	10.65	3.76%	311	11.74%	10.83%
Total Structured RMBS	1,030,144	146,727	3.97%	14.24	3.82%	287	11.56%	10.94%
Total Mortgage Assets	$4,444,538	$3,699,128	100.00%		4.26%	320	9.12%	8.49%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of April 30, 2018			As of April 30, 2018
Fannie Mae	$2,262,184	61.2%	Whole Pool Assets	$2,757,932	74.6%
Freddie Mac	1,431,252	38.7%	Non-Whole Pool Assets	941,196	25.4%
Ginnie Mae	5,692	0.1%	Total Mortgage Assets	$3,699,128	100.0%
Total Mortgage Assets	$3,699,128	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $141.8 million purchased in April 2018, which settle in May 2018, and exclude assets with a fair value of approximately $130.3 million sold in April 2018, which settle in May 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of April 30, 2018	Borrowings(1)	Debt	in Days	Maturity
J.P. Morgan Securities LLC	$462,204	13.3%	75	8/10/2018
Mirae Asset Securities (USA) Inc.	390,061	11.3%	43	8/10/2018
RBC Capital Markets, LLC	268,045	7.7%	20	5/30/2018
Wells Fargo Bank, N.A.	231,621	6.7%	14	5/14/2018
Citigroup Global Markets Inc	215,375	6.2%	16	5/18/2018
Cantor Fitzgerald & Co	193,199	5.6%	15	5/15/2018
ING Financial Markets LLC	185,394	5.4%	10	5/11/2018
Mitsubishi UFJ Securities (USA), Inc	170,768	4.9%	24	7/23/2018
Guggenheim Securities, LLC	159,372	4.6%	43	6/13/2018
ICBC Financial Services LLC	144,374	4.2%	25	5/25/2018
Nomura Securities International, Inc.	130,319	3.8%	30	6/18/2018
KGS-Alpha Capital Markets, L.P	121,337	3.5%	46	8/14/2018
South Street Securities, LLC	121,227	3.5%	29	5/31/2018
Natixis, New York Branch	97,706	2.8%	17	5/25/2018
FHLB-Cincinnati	90,730	2.6%	1	5/1/2018
ED&F Man Capital Markets Inc	81,553	2.4%	18	5/23/2018
ASL Capital Markets Inc.	72,270	2.1%	77	7/16/2018
Mizuho Securities USA, Inc	68,283	2.0%	28	7/26/2018
Daiwa Securities America Inc.	67,298	1.9%	9	5/11/2018
Goldman, Sachs & Co	58,845	1.7%	11	5/11/2018
Lucid Cash Fund USG LLC	39,853	1.2%	14	5/14/2018
Merrill Lynch, Pierce, Fenner & Smith Incorporated	39,575	1.1%	23	5/30/2018
ABN AMRO Bank N.V.	38,129	1.1%	7	5/7/2018
J.V.B. Financial Group, LLC	18,058	0.5%	14	5/14/2018
Total Borrowings	$3,465,596	100.0%	32	8/14/2018

(1)
In April 2018, the Company purchased assets with a fair value of approximately $141.8 million, which settle in May 2018 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.  In addition, the Company sold assets with a fair value of approximately $130.3 million, which settle in May 2018 that collateralize approximately $132.4 million of repurchase agreements included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of April 30, 2018
Adjustable Rate RMBS	$1,728	2	10.05%	2.00%	$6	$(5)
Hybrid Adjustable Rate RMBS	26,228	56	7.59%	2.00%	382	(398)
Fixed Rate RMBS	3,524,445	n/a	n/a	n/a	71,439	(86,636)
Fixed Rate CMO	155,693	n/a	n/a	n/a	705	(2,071)
Total Pass-through RMBS	3,552,401	n/a	n/a	n/a	72,532	(89,110)
Interest-Only Securities	119,783	n/a	n/a	n/a	(13,624)	9,039
Inverse Interest-Only Securities	26,944	1	5.31%	n/a	3,036	(3,597)
Structured RMBS	146,727	n/a	n/a	n/a	(10,588)	5,443
Total Mortgage Assets	$3,699,128	n/a	n/a	n/a	$61,945	$(83,667)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$1,454,545	Dec-20	$(20,000)	$20,000
Treasury Futures Contracts - Short Positions			165,000	Jun-18	(4,097)	4,574
Payer Swaps			1,010,000	Aug-22	(11,933)	11,933
Payer Swaption			750,000	Aug-28	(9,562)	20,584
Receiver Swaption			100,000	Feb-24	1,251	(443)
TBA Short Positions			400,000	Jun-18	(12,430)	13,966
Total Hedges					(56,771)	70,614

Grand Total					$5,173	$(13,053)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five year treasury futures contracts were valued at prices of $113.5 at April 30, 2018. The notional contract value of the short position was $187.3 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400